Exhibit 99.478

Coordinating Day-Ahead Market OPERATING DAY D By 6 pm 2 days before Evaluate & Publish Public Market Info. 6:00 to 6:30 am of day before Receive SCs load forecasts; aggregate DAC loads; send aggregated DAC loads to UDCs By 10:00 am of day before Receive & validate preferred energy and self- provided A/S schedules & bids 10:00 am 11:00 am of days before Perform A/S auction & inter- zonal congestion management; Develop & publish adjusted energy & A/S schedules & MCPs By noon of day before Receive & validate revised preferred energy and self-provided A/S schedules & bids Noon to 1:00 pm of day before Perform A/S auction & inter- zonal congestion management; Develop & publish final energy & A/S schedules & MCPs By 10:00 am of day before Evaluate & Publish RMR Requirements

OPERATING INSTANT By 2 hours before Receive & validate energy & self-provided A/S schedules and A/S bids 2 hours to one hour before Perform A/S auction and congestion management (if necessary) and develop & publish final energy and A/S schedules, MCPs and GMMs By 30 Minutes before Receive & validate supplemental energy bids By 5 minutes before operating instant Receive "actual system load" and MW generation on AGC (from PMS) 5 Minutes before/to operating instant Determine energy imbalances and dispatch for them via PMS Coordinating Hour-Ahead Market and Conducting Real- time Market

OPERATING DAY D By 42 days after the day D Receive metering data from SCs By 7 pm 46 days after the day D day D from SI to By 7 pm 46 days after the day D Receive actual/ profile metering info for day D (from MDAS) 47 days after the day D Prepare and send out Preliminary Settlement Statement for day D to Market Participants By 57 days after the the day D Receive disputes on Settlement Statement for day D from Market Participants 61 days after the day D Prepare and send out Final Settlement Statement for day D to affected Market Participants 64 days after close of the day D Send out bills/ credits for day D Settling for Energy Delivery Deviations - Billing for Energy Deviations & Transmission Related Services

By 6 pm 2 days before Evaluate & Publish Public Market Info. SA: Evaluate PMI SI: Publish PMI To MPs: Congested transmission paths (manual entry)* Projected transmission use (manual entry)* Projected unscheduled flow (manual entry)* Scheduled line outages Advisory load forecast Sys A/S requirements Generation Meter Multipliers (GMMs) 6:00 to 6:30 am of day before To UDCs: Hourly aggregated DAC load at UDC level SI: Publish UDCs DAC load forecasts SI: Receive, validate & process load forecasts Receive: SC load forecasts Aggregate DAC loads From SCs: Hourly load forecasts by SCs Interaction with SCs (MPs): Coordinating Day-Ahead Market By 10:00 am of day before SA: Used in study mode to eval. RMR requirements* To MPs: Hourly aggregated DAC load at UDC level SI: Publish UDCs DAC load forecasts and RMR req's

Interaction with SCs: Coordinating Day-Ahead Market - continued By 10:00 am of day before SI: Receive, validate and store energy and self- provided A/S schedules and A/S bids From SCs: 24 hourly generation dispatch values 24 hourly load values 24 hourly self-provided A/S values 24 hourly A/S bids 24 hourly adjustment bids Receive and validate preferred energy and self-provided A/S schedules and A/S bids 10:00 to 11:00 am of day before SI: Publish output below SA: Perform A/S and inter-zonal congestion management studies for each hour IN: Hourly network data & operating condition (incl. energy schedules); Adjustment bids, A/S bids Perform A/S auction and inter- zonal congestion management; Develop and publish adjusted schedules and MCPs To SCs: 24 hourly generation dispatch values 24 hourly load values 24 hourly A/S values and MCPs Transmission congestion prices By noon of day before SI: Receive, validate and store energy and self- provided A/S schedules and A/S bids From SCs: 24 hourly generation dispatch values 24 hourly load values 24 hourly self-provided A/S values 24 hourly A/S bids 24 hourly adjustment bids Receive and validate revised preferred energy and self-provided A/S schedules and A/S bids Noon to 1:00 pm of day before SI: Publish above output To SCs: 24 hourly generation dispatch values 24 hourly load values 24 hourly A/S values and MCPs Transmission congestion prices SA: Perform A/S and inter-zonal congestion management studies for each hour IN: Hourly network data & operating condition (incl. energy schedules), adjustment bids, A/S bids Perform A/S auction and inter- zonal congestion management; Develop and publish Final schedules and MCPs

Interaction with SCs: Coordinating Hour-Ahead Market By 2 hours before operating instant Receive SCs load forecast Receive RGMR/RGMT/RMR schedules from SCs/UDCs Receive and validate energy and self-provided A/S schedules and A/S bids SI: Receive, validate and store above data From SCs/UDCs: Hourly generation dispatch values Hourly load values Hourly self-provided A/S values Hourly A/S bids Hourly adjustment bids SCs load forecast RGMR/RGMT/RMR 2 hours to 1 hour before operating instant To SCs: Operating hour generation dispatch values Operating hour load values Operating hour A/S values and MCPs Operating hour congestion prices Operating hour net interchange schedules SI: Publish energy and A/S schedules and congestion prices and A/S MCPs SA: Perform ancillary service management and inter-zonal congestion management studies IN: Network data & operating condition (incl. energy schedules) A/S & Adjustment bids Perform congestion management and develop/publish final energy and A/S schedules, MCPs and "hour-ahead" GMMs

By 30 minutes before operating hour SI: Receive, validate, and store supplemental energy bids From SCs: Supplemental energy bids Receive and validate supplemental energy bids By 5 minutes before every operating instant within hour OUT: Energy imbalance SA: Determine real-time energy imbalance IN from PMS: MW generation on AGC and "actual system load" from PMS Receive MW generation on AGC and "actual system load" (from PMS) By 5 minutes before and up to operating instant within hour To SCs: Supplemental & A/S dispatch, ex- post energy prices SI: Publish dispatch & energy prices SA: Verify real-time energy imbalance using "actual system load" and forecasts Determine least cost resources to be dispatched (gen setpoints) Determine ex-post energy prices Pass gen setpoints to PMS IN: Energy imbalance Energy bids for A/S resources Supplemental energy bids Determine energy imbalances and dispatch for them via PMS Interaction with SCs: Conducting Real-Time Market

Interaction with SCs: Settling for Energy Delivery Deviations & Billing for Energy Deviations & Transmission Related Services 42 days after operating day MDAS: Receive and store metered data from SCs From SCs: Actual or profiled metering data Receive metering data from SCs 46 days after operating day Settlements: Store SI schedule information IN/Transfer from SI: Energy schedules A/S req's & schedules GMMs MCPs Congestion Information Transfer final day D schedules: SI to Settlements 46 days after operating day Settlements: Store metered data from MDAS IN/Transfer from MDAS: Settlement ready energy deliveries from MDAS Receive actual/profile day D metering info (from MDAS) 47 days after operating day To SCs: Preliminary Settlement Statement SI: Publish Preliminary Settlement Statement Settlements: Calculate charges due to delivery deviations and transmission- related costs and UFE Prepare and send out day D Preliminary Settlement Statement to Market Participants IN: Final sch's, MCPs, GMMs, Cong. prices Settlement ready meter data

57 days after operating day Receive day D disputes on Settlement Statement from Market participants Settlements: Receive dispute data 61 days after operating day To SCs: Final Settlement Statement SI: Publish Final Settlement Statement Settlements: Recalculate charges due to delivery deviations and transmission related costs and UFE for all affected SCs IN: Prepare and send day D Final Settlement Statement to affected Market Participants 64 days after close of operating day To MPs: Invoice/Credits B&C: Prepare and send invoice IN: Final Settlement Statement Send day D bills/credits Interaction with SCs: Settling for Energy Delivery Deviations & Billing for Energy Deviations & Transmission Related Services From SCs: Dispute data and supporting material related to preliminary settlement statement